Investor Supplemental Materials May 8, 2019

Safe Harbor Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995 This presentation includes information that constitutes “forward-looking statements” made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These statements include the company's expectations regarding the company's future financial performance and the potential demand for its products, the company's growth potential, its business focus and competitive advantages, and its expectations about the benefits of its acquisition of General Photonics. Management cautions the reader that these forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties, and actual results, performance, and/or achievements of the company may differ materially from the future results, performance, and/or achievements expressed or implied by these forward-looking statements as a result of a number of factors. These factors include, without limitation, failure of demand for the company’s products and services to meet expectations, failure of target market to grow and expand, technological and strategic challenges, market valuation of the company and those risks and uncertainties set forth in the company’s periodic reports and other filings with the Securities and Exchange Commission ("SEC"). Such filings are available on the SEC’s website at www.sec.gov and on the company’s website at www.lunainc.com. The statements made in this presentation are based on information available to Luna as of the date of this presentation and Luna undertakes no obligation to update any of the forward-looking statements after the date of this presentation, except as required by law. Adjusted Financial Measures In addition to U.S. GAAP financial information, this presentation includes Adjusted EBITDA, a non-GAAP financial measure. This non-GAAP financial measure is in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. A reconciliation of Adjusted EBITDA to Net Income is included in the appendix to this presentation. NASDAQ: LUNA Luna Innovations Incorporated© 2019

1Q FY19 Results

First-quarter 2019 Financial Results Strong financial performance: . Sixth consecutive quarter of year-over-year, double-digit revenue growth from continuing operations . $1.0M improvement in Adjusted EBITDA year-over-year Total revenues of $14.8M, up 69% year-over-year: . Products and licensing revenue of $8.2M, up 98% year-over-year . Technology development revenue of $6.6M, up 43% year-over-year Net Income was $1.0 million, or $0.03 per fully diluted share, for the three months ended March 31, 2019, compared to $0.1 million, or $0.00 per fully diluted share, for the three months ended March 31, 2018 . Change due to one-time $1.9 million income tax benefit, offset by one-time $0.9 million of transaction- related costs and recurring $0.5 million in incremental non-cash expenses associated with the acquisitions Adjusted EBITDA1 improved to $1.0 million for the three months ended March 31, 2019, compared to a loss of $(0.1) million for the three months ended March 31, 2018 Reaffirms FY19 outlook: . Total revenues of $60M to $65M . Adjusted EBITDA of $6.0M to $6.5M 1Adj EBITDA is a non-GAAP measure. Reconciliation of comparable GAAP measures to non-GAAP measures are included in the appendix to this presentation. NASDAQ: LUNA Luna Innovations Incorporated© 2019

Strong Start to 2019 Revenue1 Adjusted EBITDA1, 2 Q1FY19 (millions) (millions) performance continues the FY19E operational and FY19E $6.0-$6.5 financial growth $60-$65 of the prior fiscal years. $3.0 $42.9 Q1: $1.0 $33.1 $0.3 1 $29.6 Based on management’s estimates $26.6 as of May. 8, 2019 of the impact Q1: from the divestiture of $14.8 ($1.0) Optoelectronics. Includes the acquisitions of Micron Optics and ($2.0) General Photonics. 2Adj EBITDA is a non-GAAP measure. Reconciliation of comparable GAAP measures to non-GAAP measures are FY15 FY16 FY17 FY18 FY19 FY15 FY16 FY17 FY18 FY19 included in the appendix to this presentation. NASDAQ: LUNA Luna Innovations Incorporated© 2019

Update on Acquisitions Integration . Rapid integration; moved quickly to merge complementary products into integrated customer solutions; migrated sales teams to common rewards systems . Working as a single integrated company Micron Optics . Exceptionally positive customer feedback for the combination with Luna . Sales force training complete on products from both companies General Photonics . Quick, smooth integration into Lightwave proceeding as planned • Education of sales force on all products • Complementary, additive product lines; driving integration into one overall product portfolio NASDAQ: LUNA Luna Innovations Incorporated© 2019

Recent Highlights Acquisition of General Photonics $6M+ purchase order for Phoenix 1000 Tunable Lasers . Received from industry-leading robotics company . Delivered over four years Recognized as 2019 Innovator of the Year . Presented by the Roanoke-Blacksburg Technology Council . Recognizes organizations that set standard for thought leadership and innovation . Represents significant technological breakthrough / addresses market opportunity / or both Introduced Luna 6415 Lightwave Analyzer . Newest product in Comms Test segment . Provides robust, easy-to-use measurements for development and manufacturing of modern high- speed optical components and networks NASDAQ: LUNA Luna Innovations Incorporated© 2019

A Flexible Balance Sheet and Strong Cash Position Balance sheet on March 31, 2019: . $83.6M in total assets • $24.6M in cash and cash equivalents • $37.9M in working capital Focus on working capital and reinvestment in business in order to generate long- term sustainable growth Financial Performance NASDAQ: LUNA Luna Innovations Incorporated© 2019

Pro-forma Luna Financials, Adjusted for the sale of Optoelectronics and the Acquisitions of Micron Optics and General Photonics

(in thousands)

	For the three months ended[1]				
	March 31, 2018	June 30, 2018	September 30, 2018	12/31/2018[2]	3/31/2019[3]
Revenues:					
Technology development	$ 4,637	$ 5,466	$ 5,316	$ 5,548	$ 6,641
Products and licensing	8,481	8,867	10,787	11,345	10,221
Total revenues	13,118	14,333	16,103	16,893	16,862
Cost of revenues:					
Technology development	3,353	3,945	3,919	4,268	4,816
Products and licensing	3,112	3,323	4,204	4,002	3,836
Total cost of revenues	6,465	7,268	8,123	8,270	8,652
Gross Profit	6,653	7,065	7,980	8,623	8,210
Operating expense:					
Selling, general and administrative	5,510	5,413	5,488	6,394	7,165
Research, development and engineering	1,422	1,360	1,535	1,894	1,708
Total operating expense	6,932	6,773	7,023	8,288	8,873
Operating income/(loss)	$ (279)	$ 292	$ 957	$ 335	$ (663)

[1] Unaudited pro forma financials assumes the Optoelectronics business was sold and the Micron Optics and General Photonics businesses were acquired on January 1, 2018.
[2] Includes $751,000 of costs associated with the acquisition of Micron Optics.
[3] Includes $898,000 of costs associated with the acquisition of General Photonics.

NASDAQ: LUNA
Luna Innovations Incorporated© 2019

Why Invest in Luna? Proprietary, measurement technology, offering unprecedented combination of resolution, accuracy and speed Customers in attractive markets: Aerospace, Automotive, Communications, Energy and Defense Positioned to take advantage of trends such as vehicle light-weighting and increasing demands on data centers and broadband capacity Adequately capitalized to fund growth Long-tenured, experienced executive team / board Corporate culture of innovation and integrity Compelling value: currently trading at an attractive multiple Summary NASDAQ: LUNA Luna Innovations Incorporated© 2019

Appendix

Reconciliation of Net Income to Adjusted EBITDA: First-Quarter Three Months Ended March 31, 2019 2018 (unaudited) Net income $ 1,125,879 $ 148,676 Less income from discontinued operations, net of income tax — 420,754 Net income/(loss) from continuing operations 1,125,879 (272,078) Interest expense 11,187 40,647 Investment income (171,225) (75,912) Tax benefit (1,865,147) (76,967) Depreciation and amortization 617,309 237,365 EBITDA (281,997) (146,945) Share-based compensation 342,765 94,606 Non-recurring charges 1 898,042 — Adjusted EBITDA $ 958,810 $ (52,339) 1 Non-recurring charges consist of transaction-related expenses incurred during the quarter ended March 31, 2019, related to the acquisition of General Photonics. Additional Financial Information NASDAQ: LUNA Luna Innovations Incorporated© 2019

Reconciliation of Net Income to Adjusted EBITDA: Full Fiscal Year For the year ended December 31, 2015 2016 2017 2018 (Unaudited) Net income $ 2,317,026 $ (2,369,492) $ 14,614,905 $ 11,004,241 Less Income from disc ops 8,718,103 1,538,624 15,865,720 9,766,431 Net income from continuing ops (6,401,077) (3,908,116) (1,250,815) 1,237,810 Interest expense 218,233 316,975 217,352 124,344 Investment income - - - (549,580) Tax provision (470,605) (135,567) (1,148,579) 47,818 Depreciation and amortization 843,636 905,956 1,136,729 908,347 EBITDA (5,809,813) (2,820,752) (1,045,313) 1,768,739 Share based compensation 1,124,379 860,215 715,094 527,189 Non-recurring charges1 3,704,019 - 595,992 751,102 Adjusted EBITDA $ (981,415) $ (1,960,537) $ 265,773 $ 3,047,030 1 Non-recurring charges include the following: 2015: Transaction-related expenses associated with the acquisition of Advanced Photonix, Inc. 2017: CEO separation costs and other share-based compensation 2018: Transaction related expenses associated with the acquisition of Micron Optics, Inc. Additional Financial Information NASDAQ: LUNA Luna Innovations Incorporated© 2019